SUPPLEMENT DATED NOVEMBER 18, 2021
TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS,
STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF
TRIMTABS INTERNATIONAL FREE CASH FLOW QUALITY ETF (TTAI)
(a series of TrimTabs ETF Trust)

Important Notice to Investors

Effective November 29, 2021, the TrimTabs International Free Cash Flow Quality ETF (the “Fund”) will change its name to FCF International Quality ETF. In addition, in connection with a rebranding, TrimTabs Asset Management, LLC (the “Adviser”) will change its name to FCF Advisors LLC.

Accordingly, effective November 29, 2021, all references in the Summary Prospectus, Statutory Prospectus and SAI to the Fund and the Adviser will be revised as follows:

Current Name	New Name
TrimTabs International Free Cash Flow Quality ETF	FCF International Quality ETF
TrimTabs Asset Management, LLC	FCF Advisors LLC

These name changes will not result in any changes to the Fund’s principal investment strategy or portfolio management team.

Please keep this supplement with your Summary Prospectus, Statutory Prospectus and SAI for future reference.